Exhibit 10.4

Giant Interactive Group Inc.

2007 PERFORMANCE INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Option Agreement”) dated                                  by and between Giant Interactive Group Inc., a Cayman Islands exempted company (the “Corporation”), and                                  (the “Grantee”) evidences the incentive stock option (the “Option”) granted by the Corporation to the Grantee as to the number of shares of the Corporation’s Ordinary Shares first set forth below.

Number of Ordinary Shares:[1]	Award Date:

Exercise Price per Share:[1] $	Expiration Date:1,[2]

Vesting1,2 The Option shall become vested as to 25% of the total number of shares of Ordinary Shares subject to the Option on the first anniversary of the Award Date. The remaining 75% of the total number of Ordinary Shares subject to the Option shall become vested in 36 substantially equal monthly installments, with the first installment vesting on the last day of the month following the month in which the first anniversary of the Award Date occurs and an additional installment vesting on the last day of each of the 35 months thereafter.

The Option is granted under the Giant Interactive Group Inc. 2007 Performance Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Incentive Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. The Option is intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”). Capitalized terms used herein have the same meaning as set forth in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Grantee acknowledges receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.

“GRANTEE”	Giant Interactive Group Inc. a Cayman Islands exempted company

Signature	By:

Print Name:
Print Name
Title:

[1]	Subject to adjustment under Section 7.1 of the Plan.
[2]	Subject to early termination under Section 4 of the Terms and Section 7.2 of the Plan.

CONSENT OF SPOUSE

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTION

1. Vesting; Limits on Exercise.

The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•

Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Grantee has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 Ordinary Shares (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•

ISO Value Limit. If the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Grantee in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.1.2 of the Plan shall apply and to such extent the Option will be rendered a nonqualified stock option.

2. Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation.

3. Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

a written notice stating the number of Ordinary Shares to be purchased pursuant to the Option or by the completion of such other administrative exercise procedures as the Administrator may require from time to time,

•

payment in full for the Exercise Price of the shares to be purchased in cash, check or by electronic funds transfer to the Corporation, or (subject to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any non-cash payment) in Ordinary Shares already owned by the Grantee, valued at their fair market value on the exercise date;

•	any written statements or agreements required pursuant to Section 8.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by notice and third party payment in such manner as may be authorized by the Administrator, or, subject to such procedures as the Administrator may adopt, authorize a “cashless exercise” with a third party who provides simultaneous financing for the purposes of (or who otherwise facilitates) the exercise of the Option.

The Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. The Option may be rendered a nonqualified stock option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

4. Early Termination of Option.

4.1 Possible Termination of Option upon Certain Corporate Events. The Option is subject to termination in connection with certain corporate events as provided in Section 7.2 of the Plan.

4.2 Termination of Option upon a Termination of Grantee’s Employment or Services. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary, the following rules shall apply (the last day that the Grantee is employed by or provides services to the Corporation or a Subsidiary is referred to as the Grantee’s “Severance Date”):

•

other than as expressly provided below in this Section 4.2, (a) the Grantee will have until the date that is 3 months after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 3-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period;

•

if the termination of the Grantee’s employment or services is the result of the Grantee’s death or Total Disability (as defined below), (a) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 12 months after the Grantee’s Severance Date to exercise the Option, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period;

•	if the Grantee’s employment or services are terminated by the Corporation or a Subsidiary for Cause (as defined below), the Option (whether vested or not) shall terminate on the Severance Date.

For purposes of the Option, “Total Disability” means a “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator).

For purposes of the Option, “Cause” means that the Grantee:

(1)	has been negligent in the discharge of his or her duties to the Corporation or any of its Subsidiaries, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

(2)	has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses);

(3)	has materially breached any of the provisions of any agreement with the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or

(4)	has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; has improperly induced a vendor or customer to break or terminate any contract with the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or has induced a principal for whom the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries acts as agent to terminate such agency relationship.

In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Option Agreement.

Notwithstanding any post-termination exercise period provided for herein or in the Plan, the Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a nonqualified stock option.

5. Non-Transferability.

The Option and any other rights of the Grantee under this Option Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan.

6. Notices.

Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office at 2F, 29th Building, No. 396 Guilin Road, Shanghai 200233, China, to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 6.

7. Plan.

The Grantee agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

8. Entire Agreement.

This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9. Governing Law.

This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the Cayman Islands without regard to conflict of law principles thereunder.

10. Effect of this Agreement.

Subject to the Corporation’s right to terminate the Option pursuant to Section 7.2 of the Plan, this Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

11. Counterparts.

This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

12. Section Headings.

The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

Giant Interactive Group Inc.

2007 PERFORMANCE INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT (this “Option Agreement”) dated                      by and between Giant Interactive Group Inc., a Cayman Islands exempted company (the “Corporation”), and                                  (the “Grantee”) evidences the nonqualified stock option (the “Option”) granted by the Corporation to the Grantee as to the number of the Corporation’s Ordinary Shares first set forth below.

Number of Ordinary Shares:[1]	Award Date:

Exercise Price per Share:[1] $	Expiration Date:1,[2]

Vesting1,2 The Option shall become vested as to 25% of the total number of shares of Ordinary Shares subject to the Option on the first anniversary of the Award Date. The remaining 75% of the total number of Ordinary Shares subject to the Option shall become vested in 36 substantially equal monthly installments, with the first installment vesting on the last day of the month following the month in which the first anniversary of the Award Date occurs and an additional installment vesting on the last day of each of the 35 months thereafter.

The Option is granted under the Giant Interactive Group Inc. 2007 Performance Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Nonqualified Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by reference) and to the Plan. The Option has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Grantee acknowledges receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.

“GRANTEE”	Giant Interactive Group Inc. a Cayman Islands exempted company

Signature	By:

Print Name:
Print Name
Title:

[1]	Subject to adjustment under Section 7.1 of the Plan.
[2]	Subject to early termination under Section 4 of the Terms and Section 7.2 of the Plan.

CONSENT OF SPOUSE

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

1. Vesting; Limits on Exercise; Incentive Stock Option Status.

The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•

Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Grantee has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 Ordinary Shares (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•	Nonqualified Stock Option. The Option is a nonqualified stock option and is not, and shall not be, an incentive stock option within the meaning of Section 422 of the Code.

2. Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation.

3. Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

a written notice stating the number of Ordinary Shares to be purchased pursuant to the Option or by the completion of such other administrative exercise procedures as the Administrator may require from time to time,

•

payment in full for the Exercise Price of the shares to be purchased in cash, check or by electronic funds transfer to the Corporation, or (subject to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any non-cash payment) in Ordinary Shares already owned by the Grantee, valued at their fair market value on the exercise date;

•	any written statements or agreements required pursuant to Section 8.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by notice and third party payment in such manner as may be authorized by the Administrator, or, subject to such procedures as the Administrator may adopt, authorize a “cashless exercise” with a third party who provides simultaneous financing for the purposes of (or who otherwise facilitates) the exercise of the Option.

4. Early Termination of Option.

4.1 Possible Termination of Option upon Certain Corporate Events. The Option is subject to termination in connection with certain corporate events as provided in Section 7.2 of the Plan.

4.2 Termination of Option upon a Termination of Grantee’s Employment or Services. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary, the following rules shall apply (the last day that the Grantee is employed by or provides services to the Corporation or a Subsidiary is referred to as the Grantee’s “Severance Date”):

•

other than as expressly provided below in this Section 4.2, (a) the Grantee will have until the date that is 3 months after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 3-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period;

•

if the termination of the Grantee’s employment or services is the result of the Grantee’s death or Total Disability (as defined below), (a) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 12 months after the Grantee’s Severance Date to exercise the Option, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period;

•	if the Grantee’s employment or services are terminated by the Corporation or a Subsidiary for Cause (as defined below), the Option (whether vested or not) shall terminate on the Severance Date.

For purposes of the Option, “Total Disability” means a “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator).

For purposes of the Option, “Cause” means that the Grantee:

(1)	has been negligent in the discharge of his or her duties to the Corporation or any of its Subsidiaries, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

(2)	has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses);

(3)	has materially breached any of the provisions of any agreement with the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or

(4)	has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; has improperly induced a vendor or customer to break or terminate any contract with the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or has induced a principal for whom the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries acts as agent to terminate such agency relationship.

In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Option Agreement.

5. Non-Transferability.

The Option and any other rights of the Grantee under this Option Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan.

6. Notices.

Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office at 2F, 29th Building, No. 396 Guilin Road, Shanghai 200233, China, to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 6.

7. Plan.

The Option and all rights of the Grantee under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Grantee agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

8. Entire Agreement.

This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9. Governing Law.

This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the Cayman Islands without regard to conflict of law principles thereunder.

10. Effect of this Agreement.

Subject to the Corporation’s right to terminate the Option pursuant to Section 7.2 of the Plan, this Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

11. Counterparts.

This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

12. Section Headings.

The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

Giant Interactive Group Inc.

2007 PERFORMANCE INCENTIVE PLAN

STOCK APPRECIATION RIGHTS AWARD AGREEMENT

THIS STOCK APPRECIATION RIGHTS AWARD AGREEMENT (this “Award Agreement”) dated                      by and between Giant Interactive Group Inc., a Cayman Islands exempted company (the “Corporation”), and                                  (the “Grantee”) evidences the award (the “Award”) granted by the Corporation to the Grantee of the number of stock appreciation rights (the “SARs”) first set forth below.

Number of SARs:[1]	Award Date:

Base Price per SARs:[1] $	Expiration Date:1,[2]

Vesting1,2 The Award shall become vested as to 25% of the total number of SARs subject to the Award on the first anniversary of the Award Date. The remaining 75% of the total number of SARs subject to the Award shall become vested in 36 substantially equal monthly installments, with the first installment vesting on the last day of the month following the month in which the first anniversary of the Award Date occurs and an additional installment vesting on the last day of each of the 35 months thereafter.

The Award is granted under the Giant Interactive Group Inc. 2007 Performance Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Stock Appreciation Rights (the “Terms”) attached to this Award Agreement (incorporated herein by this reference) and to the Plan. The Award has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. Capitalized terms used herein have the same meaning as set forth in the Plan if not defined herein. The parties agree to the terms of the Award set forth herein. The Grantee acknowledges receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.

“GRANTEE”	Giant Interactive Group Inc. a Cayman Islands exempted company

Signature	By:

Print Name:
Print Name
Title:

[1]	Subject to adjustment under Section 7.1 of the Plan.
[2]	Subject to early termination under Section 4 of the Terms and Section 7.2 of the Plan.

CONSENT OF SPOUSE

In consideration of the Corporation’s execution of this Award Agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

1. Vesting; Limits on Exercise.

The Award shall vest and become exercisable in percentage installments of the aggregate number of SARs subject to the Award as set forth on the cover page of this Award Agreement. The SARs may be exercised only to the extent the SARs are vested and exercisable.

•

Cumulative Exercisability. To the extent that the SARs are vested and exercisable, the Grantee has the right to exercise the SARs (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the SARs.

•	No Fractional SARs. Fractional SARs shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 SARs (subject to adjustment under Section 7.1 of the Plan) may be exercised at any one time, unless the number exercised is the total number at the time exercisable under the Award.

2. Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Award Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation.

3. Exercise and Payment of SARs.

3.1 Method of Exercise. The SARs shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of a written notice stating the number of SARs to be exercised pursuant to the Award or by the completion of such other administrative exercise procedures as the Administrator may require from time to time.

3.2 Payment of SARs.

(A) Amount. Upon the exercise of the SARs and the attendant surrender of an exercisable portion of the Award, the Grantee will be entitled to receive payment of an amount (subject to the tax withholding provisions of Section 3.3) determined by multiplying:

•

the difference (but not less than zero) obtained by subtracting the Base Price of the SARs being exercised from the per-share fair market value (determined in accordance with the applicable provisions of the Plan) of the Ordinary Shares of the Corporation as of the date of exercise (the “Exercise Date”), by

•	the number of SARs being exercised.

(B) Form of Payment. The amount determined under Section 3.2(A) will be paid to the Grantee on or as soon as administratively practicable after the Exercise Date by delivery to the Grantee of a number of Ordinary Shares (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation in its discretion) equal to (i) the amount of the payment determined under Section 3.2(A), divided by (ii) the fair market value of an Ordinary Shares as of the Exercise Date. The Corporation’s obligation to deliver Ordinary Shares or otherwise make payment with respect to the SARs is subject to the condition precedent that the Grantee or other person entitled under the Plan to receive any shares with respect to the SARs deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan. The Grantee shall have no further rights with respect to any SARs that are paid or that terminate pursuant to Section 4.

(C) SARs Not Funded. SARs payable under this Award Agreement will be paid from the general assets of the Corporation, and no special or separate reserve, fund or deposit will be made to assure payment of the SARs. Neither this Award Agreement nor any action taken pursuant to the provisions of this Award Agreement will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and Grantee (or any other person). To the extent that Grantee (or any permitted transferee) acquires a right to receive payment pursuant to any SAR hereunder, such right will be no greater than the right of any unsecured general creditor of the Corporation.

3.3 Tax Withholding. Upon payment of any SAR, the Corporation (or the Subsidiary last employing the Grantee) shall have the right at its option to (a) require the Grantee to pay or provide for payment in cash of the amount of any taxes that the Corporation or the Subsidiary may be required to withhold with respect to such payment and/or distribution, or (b) deduct from any amount payable to the Grantee the amount of any taxes which the Corporation or the Subsidiary may be required to withhold with respect to such payment and/or distribution; provided, however, that in any case where a tax is required to be withheld in connection with the delivery of Ordinary Shares under this Award Agreement, the Administrator shall direct the Corporation or the Subsidiary to reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of whole shares, valued at their then fair market value (with the “fair market value” of such shares determined in accordance with the applicable provisions of the Plan), to satisfy such withholding obligation at the minimum applicable withholding rates.

4. Early Termination of Award.

4.1 Possible Termination of Award upon Change in Control. The Award is subject to termination in connection with a Change in Control Event or certain similar reorganization events as provided in Section 7.2 of the Plan.

4.2 Termination of Award upon a Termination of Grantee’s Employment or Services. Subject to earlier termination on the Expiration Date of the Award or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary, the following rules shall apply (the last day that the Grantee is employed by or provides services to the Corporation or a Subsidiary is referred to as the Grantee’s “Severance Date”):

•

other than as expressly provided below in this Section 4.2, (a) the Grantee will have until the date that is 3 months after his or her Severance Date to exercise the Award (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Award, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Award, to the extent exercisable for the 3-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period;

•

if the termination of the Grantee’s employment or services is the result of the Grantee’s death or Total Disability (as defined below), (a) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 12 months after the Grantee’s Severance Date to exercise the Award, (b) the Award, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Award, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period;

•	if the Grantee’s employment or services are terminated by the Corporation or a Subsidiary for Cause (as defined below), the Award (whether vested or not) shall terminate on the Severance Date.

For purposes of the Award, “Total Disability” means a “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator).

For purposes of the Award, “Cause” means that the Grantee:

(1)	has been negligent in the discharge of his or her duties to the Corporation or any of its Subsidiaries, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

(2)	has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses);

(3)	has materially breached any of the provisions of any agreement with the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or

(4)	has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; has improperly induced a vendor or customer to break or terminate any contract with the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or has induced a principal for whom the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries acts as agent to terminate such agency relationship.

In all events the Award is subject to earlier termination on the Expiration Date of the Award or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Award Agreement.

5. Non-Transferability.

The Award and any other rights of the Grantee under this Award Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan.

6. Notices.

Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office at 2F, 29th Building, No. 396 Guilin Road, Shanghai 200233, China, to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 6.

7. Plan.

The Grantee agrees to be bound by the terms of the Plan and this Award Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

8. Entire Agreement.

This Award Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Award Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9. Governing Law.

This Award Agreement shall be governed by and construed and enforced in accordance with the laws of the Cayman Islands without regard to conflict of law principles thereunder.

10. Effect of this Agreement.

Subject to the Corporation’s right to terminate the Award pursuant to Section 7.2 of the Plan, this Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

11. Counterparts.

This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

12. Section Headings.

The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.